American Century ETF Trust Statement of Additional Information Supplement

Supplement dated August 26, 2019 ■ Statement of Additional Information dated January 1, 2019

The following replaces the second paragraph under The Board of Trustees on page 30 in the statement of additional information.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.

The following replaces the table under The Board of Trustees on pages 30-31 in the statement of additional information.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	5	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	49	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	5	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	72	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	BioMed Valley Discoveries, Inc.

The following replaces the first and second paragraphs under Board Leadership Structure and Standing Board Committees on page 32 in the statement of additional information.
Reginald M. Browne serves as the chairman of the board and has served in such capacity since 2019. All of the board's members except Jonathan S. Thomas are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established an Audit Committee, described below, comprised solely of independent trustees. The board believes that the current leadership structure is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or trust’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Barry A. Mendelson (chair), Reginald M. Browne, Ronald J. Gilson and Stephen E. Yates. It met three times during the fiscal year ended August 31, 2018.

The following replaces the Officers section on pages 33-34 in the statement of additional information.
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012 to 2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present), General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present); Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACC (2003 to present)

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